                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule
    14a-12


                                   BB&T Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                (Name of Registrant as Specified in its Charter)

                              Alan G. Priest, Esq.
                                  Ropes & Gray
                               One Franklin Square
                       1301 K Street, N.W., Ste. 800 East
                             Washington, D.C. 20005

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:  N/A

    (2) Aggregate number of securities to which transaction applies:  N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

    (4) Proposed maximum aggregate value of transaction:  N/A

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount previously paid:  N/A
         2)  Form, Schedule or Registration Statement No.:  N/A
         3)  Filing Party:  N/A
         4)  Date Filed:  N/A

Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

                                   BB&T Funds

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to BB&T Funds. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                                   BB&T FUNDS

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2001

     Notice is hereby given that a Special Meeting (the "Meeting") of holders of units of beneficial interest ("Shareholders") of BB&T Funds (the "Fund") will be held at 9:00 a.m. (Eastern Time) on May 9, 2001 at the Fund's offices, 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

     1. To elect eight Trustees to the Board (six of whom are current Trustees and two of whom are nominees) to serve until the next meeting of Shareholders or until their successors are elected and qualified;

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Meeting in person.

     Shareholders of record at the close of business on March 22, 2001 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                            By Order of the Trustees,

                                            /s/ Mark S. Redman
                                            Mark S. Redman
                                            Secretary
                                            BB&T Funds

APRIL 8, 2001

SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE FUND'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

To BB&T Funds Shareholders:

     The purpose of this proxy is to announce that a Meeting of Shareholders of the Fund has been scheduled for May 9, 2001. The purpose of this Meeting is to submit to the Shareholders a vote to elect eight Trustees to the Board.

     While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call the Fund directly at 1-800-228-1872.

     Your vote is very important to us. As always, we thank you for your confidence and support.

                                            Sincerely,

                                            /s/ Mark S. Redman
                                            Mark S. Redman
                                            Secretary
                                            BB&T Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                          YOUR VOTE IS VERY IMPORTANT

                                   BB&T FUNDS

Q.  WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT TWO ADDITIONAL TRUSTEES?

A. Each of the proposed new Trustees has extensive experience from which the Fund and Shareholders are expected to benefit. In addition, increasing the number of Trustees of the Fund from six to eight is appropriate and beneficial to the Fund and its Shareholders because it will increase to 75% the number of Trustees who are independent with respect to the Fund's investment advisor and distributor. This high percentage of independent trustees will exceed the industry's best practices and help ensure that the Funds are managed in the best interests of Shareholders.

Q.  WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of March 22, 2001. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the Fund, including the independent members, recommends that you vote "FOR" electing the eight nominees. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.  WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact the Fund directly at 1-800-228-1872.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                PROXY STATEMENT

                                   BB&T FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            ------------------------

                       A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2001
                            ------------------------

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of BB&T Funds (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Fund at the above address or by appearing personally and electing to vote on May 9, 2001 at the Meeting of Shareholders of the Fund at 9:00 a.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219. The cost of preparing and mailing the Notice of Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

     Only Shareholders of record at the close of business on March 22, 2001 will be entitled to vote at the Meeting. On March 22, 2001, the Fund had outstanding 1,287,257,699.9580 units of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about April 8, 2001.

     The Investment Adviser for each of the Funds is BB&T Asset Management, LLC, Raleigh, North Carolina, a wholly-owned subsidiary of Branch Banking and Trust Company.

     The Investment Sub-Advisor for the Small Company Growth Fund is BlackRock Financial Management, Inc., Philadelphia, Pennsylvania ("BFMI") (formerly PNC Equity Advisors Company), an indirect majority-owned subsidiary of PNC Bank Corp. The Investment Sub-Adviser for the International Equity Fund is BlackRock International Ltd., Edinburgh, Scotland ("BlackRock International") (formerly CastleInternational Asset Management Limited), an indirect majority-owned subsidiary of PNC Bank Corp. The Investment Sub-Advisor for the Prime Money Market Fund is Federated Investment Management Company ("FIMC"), a wholly-owned subsidiary of FII Holdings, Inc.

     The Funds' principal distributor is BISYS Fund Services, LP, an Ohio Limited Partnership and subsidiary of The BISYS Group, Inc.

     The Funds' principal administrator and principal underwriter is BISYS Fund Services, LP, 3435 Stelzer Road, Columbus, Ohio.

     As of March 22, 2001 the Fund believes that BB&T and its bank affiliates had investment authority with respect to 44.59% of the Fund's Shares. As a consequence, BB&T may be deemed to be a controlling person of the Fund under the 1940 Act.

     The following table sets forth, as of March 22, 2001 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

       SHORT INTERMEDIATE U.S. GOVERNMENT INCOME FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Henry Fibers Inc.                       90,772.463                22.0702%
PO Box 1675
Gastonia, NC 28053
           INTERMEDIATE U.S. GOVERNMENT BOND FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
William R. Glover                       16,908.630                 6.2000%
Glover Family Trust
207 Rob Roy Rd.
Southern Pines, NC 28387
          NORTH CAROLINA INTERMEDIATE TAX-FREE FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
R.L. Honbarrier Co.                    218,840.659                18.0214%
1507 Crestlin Rd.
High Point, NC 27260

                        BALANCED FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Louisburg College Inc.                  94,050.706                 7.0190%
501 N. Main St.
Louisburg, NC 27549

          SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Cheryl K. Boone                         15,857.345                11.4271%
Wilt C. Boone
1901 Martin Rd.
Chapin, SC 29036

Cheryl K. Boone                         17,950.558                12.9355%
Wilt C. Boone
1901 Martin Rd.
Chapin, SC 29036

George S. Morgan                        23,008.844                16.5806%
Joyce Morgan Debesis
4477 Mandi Dr.
Little River, SC 29566

Nancy Jenkins Stewart                   10,619.936                 7.6529%
Nancy Jenkins Stewart Trust
201 Huntington Rd.
Greenville, SC 29615

Charles R. Nolan                        10,606.563                 7.6433%
Nelda W. Nolan
1644 Farmsteam Rd.
Rook Hill, SC 29732

             VIRGINIA INTERMEDIATE TAX-FREE FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Ann P. Watson                            2,240.395                 7.9189%
7511 Glebe Rd.
Richmond, VA 23229

David V. Cederquist                      4,901.271                17.3241%
Bettie M. Cederquist
1231 Manchester Ave.
Norfolk, VA 23508

Richard H. Perry                         5,811.453                20.5413%
Patricia J. Perry
1211 Moyer Rd.
Newport News, VA 23608

Granville N. Patterson                   3,612.291                12.7681%
Myrtle M. Patterson
286 Ridge St.
Madison Heights, VA 24572

             VIRGINIA INTERMEDIATE TAX-FREE FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
June M. Adams                            1,885.399                 6.6642%
3809 Acosta Rd.
Fairfax, VA 22031

Linwood Allan Investments                8,604.563                30.4138%
3721 S. Amherst Hwy.
Madison Heights, VA 24572

              INTERMEDIATE CORPORATE BOND FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
George W. Ashley                         6,152.522                35.5613%
594 Jordan Cook Rd.
Boone, NC 28607

Betty H. Wood                            4,202.257                24.2888%
2542 Glade Valley Rd.
Sparta, NC 28675

Wyatt W. Weber                             884.652                 5.1132%
358 Burncoat Rd.
Pink hill, NC 28572

Helen J. Harrar                          4,045.059                23.3802%
816 Chalice St.
Durham, NC 27705

          CAPITAL MANAGER CONSERVATIVE GROWTH FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Lorraine K. Cauthen                      6,056.142                16.9798%
108 Strawberry Ln.
Clemson, SC 29631

Melton Ellerby                           4,437.378                12.4412%
Route 1 Box 34
Wadesboro, NC 28170

William M. Benton                        2,018.752                 5.6600%
PO Box 1824
Pine Bluff, NC 28373

Willetta Huffman                         5,085.436                14.2582%
1112 Woodland St.
Whiteville, NC 28472

          CAPITAL MANAGER CONSERVATIVE GROWTH FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Horace J. Traylor                        2,619.145                 7.3434%
Betty Lou Blankenship
500 Pacific Ave Apt. 403
Virginia Beach, VA 23451

Linda Z. Greer                           7,140.002                20.0187%
Hubert M. Greer
3431 Steve Dr.
Marietta, GA 30064

Rosella M. Wagner                        4,892.222                13.7165%
601 W. Yacht Dr.
Oak Island, NC 28465

             CAPITAL MANAGER MODERATE GROWTH FUND - CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
William H. Peeler                       26,483.128                13.7301%
Betty P. Peeler
3802 Old Sptg Hwy.
Moore, SC 29369

Leslie L. Keeter                        20,741.938                10.7536%
1704 Hodges Ferry Rd.
Portsmouth, VA 23701

BB&T Clearing SS IRA Cust.              11,619.910                 6.0243%
FBO Glendale Jolly
1250 Mollie Ironhill Road
Clarendon, NC 28432

BB&T Clearing SS IRA Cust.              49,796.541                25.8168%
FBO J. Donald Ballard
102 Quail Trl.
Lincolnton, NC 28092

                 CAPITAL MANAGER GROWTH FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Elham B. Makram                         16,377.729                 7.5653%
Adly A. Girgis
110 Sedgefield Dr.
Clemson, SC 29631

                 CAPITAL MANAGER GROWTH FUND -- CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Susan W. Bowman                         19,149.024                 8.8455%
301 Compton Rd.
Raleigh, NC 27609

James W. Bybee                          11,686.370                 5.3983%
6495 Luther Bosher Ln.
Mechanicsville, VA 23111

Sheryl C. Horn                          14,387.197                 6.6459%
PO Box 2108
Carolina Beach, NC 28428

            CAPITAL MANAGER AGGRESSIVE GROWTH FUND - CLASS A SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              100.00                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

                   PRIME MONEY MARKET FUND -- CLASS B SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Wake Forest University                3,968,567.18                   5.18%
1834 Wake Forest Rd.
Winston Salem, NC 27109

               U.S. TREASURY MONEY MARKET FUND -- CLASS B SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Open Software Solutions, Inc.           810,034.47                   7.20%
18 Oak Branch Drive
Greensboro, NC 27407

              INTERMEDIATE CORPORATE BOND FUND -- CLASS B SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Irene A. Holmes                          1,624.094                 8.2818%
Irene A. Holmes Trust
149 Old Sawmill Circle
Little River, SC 29566

Jerry W. Roquenore                       1,011.369                 5.1573%
169 Lakeshore Drive South
Ivey, GA 31031

              INTERMEDIATE CORPORATE BOND FUND -- CLASS B SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Thomas L. Ramsey                         1,907.321                 9.7260%
5934 Lee Jackson Highway
Greenville, VA 24440

Richard F. Meetze                        1,851.567                 9.4417%
1104  1/2 Farming Creek Rd.
Irmo, SC 29063

Lockie M. Beverly                         2,328.84                11.8755%
C. Douglas Beverly
233 Mays St.
Madison Heights, VA 24572

BB&T Clearing SS IRA Cust                1,734.104                 8.8427%
FBO Linda Sue Smith
102 Randolph Street
Martinsville, VA 24112

Dixie M. Willard                         1,334.861                 6.8579%
102 Brandywine Drive
Apt N1
Conover, NC 28613

          CAPITAL MANAGER CONSERVATIVE GROWTH FUND -- CLASS B SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Sandra A. Headley                        3,073.643                 5.4080%
3050 Cottageville
Walterboro, SC 29488

Deborah L. Rock                          5,183.810                 9.1208%
10 Biltmore Plaza
Asheville, NC 28803

Keith Fuller                             2,860.197                 5.0325%
Curtis Preston Fulmer Tr UW
Jason Fulmer & Drew Fulmer
1009 Still Hollow Ln.
Taylors, SC 29687

A. Winniett Peters TTEE                  5,138.746                 9.0415%
A. Winniett Peters Irrev CRT
1009 Woodland Dr.
Wilson, NC 27893

          CAPITAL MANAGER CONSERVATIVE GROWTH FUND -- CLASS B SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Paul K. Anderson                         4,307.692                 7.5793%
PO Box 2132
Fairmont, WV 26555

Levi M. Messick                          7,716.049                13.5763%
211 Avant Dr.
Wilmington, NC 28411

BB&T Clearing SS IRA C F                13,694.334                24.0950%
Douglas Butler
215 Fox Lake Ct.
Winston-Salem, NC 27106

            CAPITAL MANAGER MODERATE GROWTH FUND -- CLASS B SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
Frankie H. Bowman                       10,028.438                 8.1742%
1846 33rd St. Dr. SW
Hickory, NC 28602

William J. Bellamy Jr.                  14,836.795                12.0936%
PO Box 488 3690
Horse Shoe Road N.
Little River, SC 29566

                 CAPITAL MANAGER GROWTH FUND -- CLASS B SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
James G. Henson                         20,135.882                 5.9472%
128 Robbins Dr.
Forest City, NC 28043

Michael Petteway                        17,150.960                 5.0656%
492 Fuller Mill Rd.
Thomasville, NC 27360

BB&T Clearing SS IRA Cust.              21,001.421                 6.2029%
FBO Nester Stanaland Humphries
Ocean Harbor Estates
Calabash, NC 28467

Melody G. Crockett                      17,386.143                 5.1351%
106 Wedgewood Circle
Elizabeth, TN 37643

           CAPITAL MANAGER AGGRESSIVE GROWTH FUND -- CLASS B SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.             100.000                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

           INTERMEDIATE U.S. GOVERNMENT BOND FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              99.541                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

                  LARGE COMPANY VALUE FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              55.488                16.1222%
3435 Stelzer Rd.
Columbus, OH 43219

Richard G. Blake                           288.684                83.8778%
3525 Lewis Loop SE
Bolivia, NC 28422

                        BALANCED FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              79.601                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

                  SMALL COMPANY GROWTH FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              52.798                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

                  INTERNATIONAL EQUITY FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              99.701                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

                  LARGE COMPANY GROWTH FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              85.106                13.8562%
3435 Stelzer Rd.
Columbus, OH 43219

Richard G. Blake                           529.101                86.1438%
3525 Lewis Loop SE
Bolivia, NC 28422

              INTERMEDIATE CORPORATE BOND FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              96.621                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

          CAPITAL MANAGER CONSERVATIVE GROWTH FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              99.502                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

            CAPITAL MANAGER MODERATE GROWTH FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
David V. Robinson                       19,880.716                99.5078%
3255 Painters Gap Road
Union Mills, NC 28167

                 CAPITAL MANAGER GROWTH FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              96.339                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

           CAPITAL MANAGER AGGRESSIVE GROWTH FUND -- CLASS C SHARES
-------------------------------------------------------------------------------
      NAME AND ADDRESS OF
        BENEFICIAL OWNER          NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
      -------------------         ----------------------    -------------------
BISYS Fund Services Ohio, Inc.              100.00                 100.00%
3435 Stelzer Rd.
Columbus, OH 43219

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Fund's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

     A copy of the Funds' Annual Report dated September 30, 2000, and Semi-Annual Report dated March 31, 2000, is available upon request and may be obtained by calling 1-800-228-1872.

APRIL 8, 2001

                                  INTRODUCTION

     This Meeting is being called for the following purposes: (1) to elect eight Trustees to the Fund's Board of Trustees and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

     Approval of each of the Proposals requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                                   PROPOSAL 1

                           ELECTION OF EIGHT TRUSTEES
                        TO THE FUND'S BOARD OF TRUSTEES

     Proposal 1 relates to the election of Trustees of the Fund. The Board proposes the election of the eight nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the eight nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the Board may recommend.

TRUSTEE INFORMATION

     As of March 22, 2001 the Trustees and Officers of the Fund owned less than 1% of the outstanding shares of the Fund.

                                  POSITION(S) HELD      PRINCIPAL OCCUPATION DURING
      NAME AND ADDRESS          WITH THE BB&T FUNDS          THE PAST 5 YEARS
      ----------------          -------------------     ---------------------------
William E. Graham, Jr.        Trustee                   From January 1994 to
1 Hannover Square                                       present, Counsel, Hunton &
Fayetteville Street Mall                                Williams.
P.O. Box 109
Raleigh, NC 27602
Birthdate: 12/31/29
Thomas W. Lambeth             Trustee                   From 1978 to present,
700 Yorkshire Road                                      Executive Director, Z.
Winston-Salem, NC 27106                                 Smith Reynolds Foundation.
Birthdate: 01/08/35

                                  POSITION(S) HELD      PRINCIPAL OCCUPATION DURING
      NAME AND ADDRESS          WITH THE BB&T FUNDS          THE PAST 5 YEARS
      ----------------          -------------------     ---------------------------
*W. Ray Long                  Trustee                   Retired; Executive Vice
605 Blenheim Drive                                      President, Branch Banking
Raleigh, NC 27612                                       and Trust Company prior to
Birthdate: 04/07/34                                     August 1998.
Robert W. Stewart             Trustee                   Retired; Chairman and Chief
201 Huntington Road                                     Executive Officer of
Greenville, SC 29615                                    Engineered Custom Plastics
Birthdate: 05/22/32                                     Corporation from 1969 to
                                                        1990.
*Raymond K. McCulloch         Trustee                   From August 1998 to
434 Fayetteville Street Mall                            present, Executive Vice
29th Floor                                              President, Branch Banking
Raleigh, NC 27601                                       and Trust Company; employee
Birthdate: 10/05/56                                     of Branch Banking and Trust
                                                        Company since 1989.
Drew T. Kagan                 Trustee                   From March 1996 to present,
Investment Affiliate, Inc.                              President, Investment
118 East Washington St.                                 Affiliate, Inc.; March 1992
Lewisburg, WV 24901                                     to March 1996, President,
Birthdate: 02/21/48                                     Provident Securities &
                                                        Investment Co.
Laura C. Bingham              First-time Nominee        From July 1998 to present,
Peace College                                           President of Peace College;
Office of the President                                 November 1997 to May 1998,
15 East Peace Street                                    Senior Vice President of
Raleigh, NC 27604-1194                                  Philanthropy and President
Birthdate: 11/09/56                                     of Fort Sanders Foundation
                                                        for Covenant Health; 1992
                                                        to 1997, Vice President
                                                        Hollins College.
Richard F. Baker              First-time Nominee        From 1999 to present,
6805 North Ridge Drive                                  Business Unit Executive,
Raleigh, NC 27615                                       IBM Sales and Distribution
Birthdate: 02/10/46                                     Division; 1996 to 1999,
                                                        National Sales Support
                                                        Manager, IBM Sales and
                                                        Distribution Division.

---------------

* Indicates an "interested person" of the Fund as defined in the 1940 Act.

     The Trustees meet at least four times a year. During the most recent fiscal year, the Trustees held four regular meetings and two executive meetings. The Trustees attended all of the Board meetings. The Trustees receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Fund for the fiscal year ended September 30, 2000.

                                                                        TOTAL
                                                                     COMPENSATION
                    AGGREGATE      PENSION OR                          FROM THE
                   COMPENSATION    RETIREMENT     ESTIMATED ANNUAL    BB&T FUNDS
 NAME OF PERSON,     FROM THE     BENEFITS UPON    BENEFITS UPON       PAID TO
 FUNDS POSITION     BB&T FUNDS     RETIREMENT        RETIREMENT        TRUSTEES
 ---------------   ------------   -------------   ----------------   ------------
Walter B. Grimm          None         None              None               None
Chairman of the
Board(1)
W. Ray Long           $12,000         None              None            $12,000
Trustee
William E. Graham     $12,000         None              None            $12,000
Trustee
Thomas W. Lambeth     $12,000         None              None            $12,000
Trustee
Robert W. Stewart     $12,000         None              None            $12,000
Trustee
Raymond McCulloch        None         None              None               None
Trustee
Drew T. Kagan         $ 1,000         None              None            $ 1,000
Trustee

---------------

(1) Mr. Grimm has agreed not to run for reelection for his Board position so that the percentage of disinterested Board members will increase to 75%.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Trust also has an Audit Committee currently comprised of Messrs. Lambeth, Stewart, Graham, and Kagan, none of whom is an "interested person" of the Trust (the "Independent Trustees"), that reviews financial statements and other audit-related matters for the Trust quarterly (and, as necessary, more frequently). The Audit Committee met one time during the Trust's most recent full fiscal year. In such year, each member of the Committee attended that meeting. The Trust also has a Nominations Committee comprised of the Independent Trustees, which meets as often as deemed appropriate by the Nominations Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominations Committee met once during the Trust's most recent full fiscal year. The Nominations Committee also met in the current year and, following personal interviews and the completion of a review process, selected and recommended the election of the two first-time nominees identified above. The Nominations Committee will consider nominees recommended by Shareholders. Such recommendations should be sent to the

Nominations Committee at 3435 Stelzer Road, Columbus, Ohio 43219. The Trust does not have a standing compensation committee or any committee performing similar functions.

INDEPENDENT ACCOUNTANTS

     At a meeting held on November 9, 2000, the Audit Committee unanimously approved the selection of KPMG LLP as the independent accountants for the fiscal year ending September 30, 2001.

     The firm of KPMG LLP has extensive experience in investment company accounting and auditing and has served as independent accountants to the Fund since its inception. The financial statements included in the Fund's Annual Report have been examined by KPMG LLP. It is not expected that a representative of KPMG LLP will be present at the Meeting.

     KPMG LLP and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants.

OFFICERS

     The officers of the Fund, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                     POSITION(S) HELD           PRINCIPAL OCCUPATION
NAME AND ADDRESS    WITH THE BB&T FUNDS        DURING THE PAST 5 YEARS
----------------   ---------------------    -----------------------------
Walter B. Grimm    Chairman of the Board    From June 1992 to present,
Age: 55            and President*           employee of BISYS Fund
                                            Services.
Mark S. Redman     Secretary and Vice       From February 1989 to
Age: 54            President                present, employee of BISYS
                                            Fund Services.
E.G. Purcell, III  Senior Vice President    From 1995 to present, Senior
Age: 46                                     Vice President, BB&T Funds.
Gary R. Tenkman    Treasurer                From April 1998 to present,
Age: 30                                     Director, Financial Services,
                                            BISYS Fund Services; from
                                            1990 to March 1998, Audit
                                            Manager, Ernst & Young LLP.
Robert L. Tuch     Assistant Secretary      From June 1991 to present,
Age: 49                                     employee of BISYS Fund
                                            Services
Alaina V. Metz     Assistant Secretary      From June 1995 to present,
Age: 33                                     employee, BISYS Fund
                                            Services.

The officers of the Fund receive no compensation directly from the Fund for performing the duties of their offices. BISYS Fund Services, L.P. receives fees from the Fund for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Fund for acting as Transfer Agent and for providing fund accounting services to the Fund.

* Mr. Grimm's service as chairman of the Board as well as his service on the Board, will terminate upon the election of the eight Trustee/Trustee nominees identified above.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     The Fund as a whole must approve Proposal 1. This means that approval of Proposal 1 requires the affirmative vote of : (a) 67% or more of the Shares of the Fund as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund as a whole, whichever is less.

 THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO ELECT
                  THE EIGHT NOMINEES TO THE BOARD OF TRUSTEES.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of a Special Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at said Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Meeting.

     If at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     Shareholder proposals to be presented at any future meeting of Shareholders of the Fund must be received by the Fund a reasonable time before the Fund's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

     If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

APRIL 8, 2001

     YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

        MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

     IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

                                   BB&T FUNDS

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS ON MAY 9, 2001

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Meeting of Shareholders to be held on May 9, 2001 at 9:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints Michael E. Lockhart and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion:

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of a Special Meeting dated April 8, 2001 and the Proxy Statement attached hereto:

To vote by telephone

1)       Read the Proxy Statement and have the Proxy card below at hand.
2)       Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.


To vote by Internet

1)       Read the Proxy Statement and have the Proxy card below at hand.
2)       Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

***IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PROPOSAL (1)       Election of Trustees.

FOR All            WITHHOLD All         FOR All       Nominees:
                                        Except:       01) William E. Graham, Jr.
[     ]              [     ]            [     ]       02) Thomas W. Lambeth
                                                      03) W. Ray Long
                                                      04) Robert W. Stewart
                                                      05) Raymond K. McCulloch
                                                      06) Drew T. Kagan
                                                      07) Laura C. Bingham
                                                      08) Richard F. Baker

                                        To withhold authority to vote, mark
                                        "For All Except" and write that
                                        nominee's  number on the line below.


                                                  ------------------------------

PROPOSAL (2) Transaction of such other business as may properly come before the Meeting.

FOR                              AGAINST                      ABSTAIN
[     ]                          [     ]                      [     ]




                  ----------------------------------------------
                  Signature [PLEASE SIGN WITHIN BOX]


                  ----------------------------------------------
                  Signature (Joint Owners)


                  Date:
                        -----------------------------------------------


                  IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.



                                       9